UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2020 (January 23, 2020)

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SAExploration Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SAEX	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on September 23, 2019, SAExploration Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into a series of forbearance agreements with:

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certain lenders (the “ABL Forbearing Parties”) of approximately $20.5 million in aggregate principal amount (representing approximately 93% of the then outstanding principal amount) of the loans under the Third Amended and Restated Credit and Security Agreement, dated as of September 26, 2018 (as amended, the “ABL Agreement”), by and among SAExploration Inc., a subsidiary of the Company, as the borrower, the Company, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Cantor Fitzgerald Securities, as the agent (as amended, the “ABL Forbearance Agreement”);

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certain lenders (the “Term Loan Forbearing Parties”) of at least 67% of the outstanding principal amount of the term loans under the Term Loan and Security Agreement, dated as of June 29, 2016 (as amended, the “Term Loan Agreement”), by and among the Company, as the borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Delaware Trust Company, as the Collateral Agent and as the Administrative Agent (as amended, the “Term Loan Forbearance Agreement”); and

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certain holders (the “Notes Forbearing Parties” and together with the Term Loan Forbearing Parties and the ABL Forbearing Parties, the “Forbearing Parties”) of at least 90% of the outstanding principal amount of the Company’s 6.00% Senior Secured Convertible Notes due 2023 (the “Convertible Notes”) issued pursuant to the indenture, dated as of September 26, 2018 (as amended, the “Convertible Notes Indenture” and, together with the Term Loan Agreement and the ABL Agreement, the “Debt Instruments”), by and among the Company, the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee and collateral trustee (as amended, the “Convertible Notes Forbearance Agreement” and together with the Term Loan Forbearance Agreement and the ABL Forbearance Agreement, the “Forbearance Agreements”).

Pursuant to the Forbearance Agreements, the Forbearing Parties agreed to refrain from exercising their rights and remedies under the Debt Instruments and applicable law (the “Forbearance”) with respect to existing defaults disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 16, 2019 and August 22, 2019 and other events of default that have occurred and other potential defaults or events of default that may occur as further specified in the Forbearance Agreements.

On January 27, 2020, the Company, certain of its subsidiaries, and the Forbearing Parties extended the effectiveness of the Forbearance under the Forbearance Agreements until the earlier of (i) February 7, 2020 and (b) the date the Forbearance Agreements otherwise terminate in accordance with their terms.

The foregoing descriptions of the Forbearance Agreements are summaries only and are qualified in their entirety by reference to the complete text of (i) the ABL Forbearance Agreement, attached hereto as Exhibits 10.1 and 10.4, (ii) the Term Loan Forbearance Agreement, attached hereto as Exhibits 10.2 and 10.5, and (iii) the Convertible Notes Forbearance Agreement, attached hereto as Exhibits 10.3 and 10.6, each incorporated by reference into this Item 1.01.

Item 7.01 Regulation FD Disclosure.

On January 23, 2020, the Company issued a press release regarding new projects in offshore West Africa. The press release is attached hereto as Exhibit 99.1 of this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1

Forbearance Agreement, dated as of September 23, 2019, among SAExploration, Inc., SAExploration Holdings, Inc., the other loan parties thereto and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8–K filed with the SEC on September 23, 2019)

10.2

Forbearance Agreement, dated as of September 23, 2019, among SAExploration Holdings, Inc., the other loan parties thereto and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8–K filed with the SEC on September 23, 2019)

10.3

Forbearance Agreement, dated as of September 23, 2019, among SAExploration Holdings, Inc., and the holders party thereto (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8–K filed with the SEC on September 23, 2019)

10.4

Amendment No. 1 to Forbearance Agreement, dated as of December  31, 2019, among SAExploration, Inc., SAExploration Holdings, Inc., the other loan parties party thereto and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8–K filed with the SEC on January 2, 2020)

10.5

Amendment No. 1 to Forbearance Agreement, dated as of December 31, 2019, among SAExploration Holdings, Inc., the other loan parties party thereto and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8–K filed with the SEC on January 2, 2020)

10.6

Amendment No. 1 to Forbearance Agreement, dated as of December 31, 2019, among SAExploration Holdings, Inc. and the holders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8–K filed with the SEC on January 2, 2020)

99.1	Press Release dated January 23, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2020 SAExploration Holdings, Inc.

By: /s/ Kevin Hubbard

Name: Kevin Hubbard

Title: Interim Chief Financial Officer

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